                          SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 14, 2000
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                                CORECOMM LIMITED
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               (Exact Name of Registrant as Specified in Charter)


Bermuda                                0-24521                13-4068932
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(State or Other Jurisdiction        (Commission             (IRS Employer
  of Incorporation)                  File Number)            Identification No.)



Cedar House, 41 Cedar Avenue, Hamilton, Bermuda             HM 12
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's Telephone Number, including area code (441) 295-2244
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          (Former Name or Former Address, if Changed Since Last Report)

Item 2.    Acquisition or Disposition of Assets
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     On August 14, 2000, CoreComm Limited announced its operating results for the three months ended June 30, 2000, and that it has obtained significant funding commitments toward the financing of its recently announced acquisitions as well as ongoing operations.

     A copy of the press release relating to the event is attached hereto as an exhibit and incorporated herein by reference.



Item 7.    Financial Statements and Exhibits
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                  Exhibits

99.1       Press release, issued August 14, 2000

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CORECOMM LIMITED
                                (Registrant)


                                By: /s/ Richard J. Lubasch
                                ----------------------------
                                Name:   Richard J. Lubasch
                                Title:  Senior Vice President, General Counsel
                                         and Secretary



Dated:   August 16, 2000

                                  EXHIBIT INDEX
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Exhibit                                                                  Page
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99.1            Press release, issued August 14, 2000